UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


                        APRIL 28, 1998
                        --------------
              (Date of earliest event reported)



         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)



   DELAWARE                1-11353            13-3757370
   --------                -------            ----------
(State or other          (Commission        (IRS Employer
jurisdiction or          File Number)        Identification
organization)                                Number)



  358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA  27215
  --------------------------------------------------------
          (Address of principal executive offices)



                        336-229-1127
                        ------------
      (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On April 28, 1998, the Company issued a press release announcing an exclusive partnership with VIRCO, a Belgian-based biotechnology company, to offer blood analysis tests that will tell doctors and their HIV+ patients which drugs are likely to be effective against the individual patient's virus and which are not.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

  (c) Exhibit

      20  Press release of the Company dated April 28, 1998.

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                         SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               LABORATORY CORPORATION OF AMERICA HOLDINGS
               ------------------------------------------
                             (Registrant)



                    By:/s/ BRADFORD T. SMITH
                       -----------------------
                           Bradford T. Smith
                           Executive Vice President,
                           General Counsel, Secretary
                           and Compliance Officer



Date: May 7, 1998